Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES

Income tax benefit (provision) included in our reported net loss consisted of the following (in millions):

	Year Ended December 31,
	2017	2016	2015
Current:
Federal	$—	$—	$—
State	—	—	—
Foreign	(6)	—	(2)
Total current	(6)	—	(2)

Deferred:
Federal	—	—	—
State	—	—	—
Foreign	3	(2)	2
Total deferred	3	(2)	2
Total income tax provision	$(3)	$(2)	$—

The reconciliation of the federal statutory income tax rate to our effective income tax rate is as follows:

	Year Ended December 31,
	2017	2016	2015
U.S. federal statutory tax rate	35.0%	35.0%	35.0%
Non-controlling interest	2.9%	(2.1)%	(2.3)%
State tax rate	(0.2)%	1.8%	1.9%
U.S. tax reform rate change	71.4%	—%	—%
Share-based compensation	(6.2)%	—%	—%
Nondeductible interest expense	8.5%	(6.6)%	(2.6)%
Other	(1.2)%	(0.9)%	(1.8)%
Valuation allowance	(109.7)%	(27.5)%	(30.1)%
Effective tax rate	0.5%	(0.3)%	0.1%

Significant components of our deferred tax assets and liabilities at December 31, 2017 and 2016 are as follows (millions):

	December 31,
	2017	2016
Deferred tax assets
Net operating loss carryforwards and credits
Federal and foreign	$960	$1,060
State	188	183
Deferred gain	46	77
Share-based compensation expense	16	53
Derivative instruments	15	47
Long-term debt	16	18
Other	30	13
Less: valuation allowance	(806)	(1,252)
Total deferred tax assets	465	199

Deferred tax liabilities
Investment in limited partnership	(391)	(76)
Convertible debt	(65)	(118)
Property, plant and equipment	(6)	(5)
Total deferred tax liabilities	(462)	(199)

Net deferred tax assets	$3	$—

The federal deferred tax assets presented above do not include the state tax benefits as our net deferred state tax assets are offset with a full valuation allowance.
Effective January 1, 2017, we adopted ASU 2016-09 which requires excess tax benefits or deficiencies for share-based payments to be recognized as income tax expense or benefit in the period shares vest rather than within equity. The adoption of ASU 2016-09 may result in future volatility of our income tax expense (as the future tax effects of share-based awards will be dependent on the price of our common stock at the time of settlement).  Excess tax benefits reduced our effective tax rate by 6.2% for the period ending December 31, 2017.

On December 22, 2017, the U.S. government enacted comprehensive tax legislation (Tax Cuts and Jobs Act), which reduced the top U.S. corporate income tax rate from 35% to 21%. As a result of the legislation, we remeasured our December 31, 2017 U.S. deferred tax assets and liabilities. The result of the remeasurement was a $404 million reduction to our U.S. net deferred tax assets and represents a 71.4% increase to our effective tax rate. A corresponding change, reducing the effective tax rate, was recorded to the valuation allowance, and therefore there was no impact to current period income tax expense.

At December 31, 2017, we had federal and state net operating loss (“NOL”) carryforwards of approximately $4.7 billion and $2.3 billion, respectively. These NOL carryforwards will expire between 2021 and 2037. At December 31, 2017, we had federal and state tax credit carryforwards of $18 million and $4 million, respectively. These tax credit carryforwards expire between 2027 and 2036.
Due to historical losses and other available evidence related to our ability to generate taxable income, we have established a valuation allowance to fully offset our federal and state net deferred tax assets as of December 31, 2017 and 2016.  We will continue to evaluate the realizability of our deferred tax assets in the future. As a result of increased profitability in the U.K., we released the $9 million U.K. valuation allowance during 2017. The decrease in the valuation allowance was $446 million for the year ended December 31, 2017.

Changes in the balance of unrecognized tax benefits are as follows (in millions):

	Year Ended December 31,
	2017	2016
Balance at beginning of the year	$103	$104
Additions based on tax positions related to current year	—	—
Additions for tax positions of prior years	—	—
Reductions for tax positions of prior years	(1)	(1)
Settlements	—	—
U.S. tax reform rate change	(40)	—
Balance at end of the year	$62	$103

Any settlement of uncertain tax positions would result in an adjustment to our NOL carryforward which, if utilized, will reduce taxable income in a future year. As a result, the tabular rollforward reflects the unrecognized tax benefits at the reduced corporate income tax rate of 21%.

Our effective tax rate will not be affected if the unrecognized federal income tax benefits provided above were recognized. Currently, we do not recognize any accrued liabilities, interest and penalties associated with the unrecognized tax benefits provided above in our Consolidated Statements of Operations or our Consolidated Balance Sheets. We recognize interest and penalties related to income tax matters as part of income tax expense.

We experienced an ownership change within the provisions of U.S. Internal Revenue Code (“IRC”) Section 382 in 2008, 2010 and 2012. An analysis of the annual limitation on the utilization of our NOLs was performed in accordance with IRC Section 382. It was determined that IRC Section 382 will not limit the use of our NOLs in full over the carryover period. We will continue to monitor trading activity in our shares which may cause an additional ownership change which could ultimately affect our ability to fully utilize our existing NOL carryforwards.

We are subject to tax in the U.S. and various state and foreign jurisdictions. We remain subject to periodic audits and reviews by taxing authorities; however, we do not expect these audits will have a material effect on our tax provision. Federal and state tax returns for the years after 2013 remain open for examination. Tax authorities may have the ability to review and adjust carryover attributes that were generated prior to these periods if utilized in an open tax year.